UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2022

THE CHEESECAKE FACTORY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26901 Malibu Hills Road Calabasas Hills, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 871-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.01 per share	CAKE	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)            Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of The Cheesecake Factory Incorporated (the “Company”) previously adopted, and the Company’s stockholders previously approved, The Cheesecake Factory Incorporated Stock Incentive Plan (the “Stock Plan”). The Stock Plan authorizes the Compensation Committee of the Board to provide equity-based compensation in the form of stock options, stock appreciation rights, restricted stock and restricted stock units structured by the Compensation Committee within parameters set forth in the Stock Plan, for the purpose of providing equity compensation, incentives and rewards for superior performance to the Company’s employees, non-employee directors, and consultants.

Subsequently, the Board adopted the First Amendment to the Stock Plan (the “Amendment”), subject to approval by the stockholders. At the Company’s annual meeting of stockholders held on May 19, 2022, the Company’s stockholders approved the Amendment. The Stock Plan as amended by the Amendment is filed as Exhibit 10.1 hereto.

As more fully described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 7, 2022, the Amendment:

•        Increases the aggregate number of shares authorized for issuance pursuant to the Stock Plan by 2,350,000 shares, from 4,800,000 shares to 7,150,000 shares; and

•        Increases the limit on the number of shares that may be granted pursuant to (i) options and stock appreciation rights to 600,000 and (ii) restricted stock and restricted stock units awards to 300,000 in each case, to an individual employee in any fiscal year; and

•        Eliminates general references to Section 162(m) of the Internal Revenue Code of 1986, as amended, other than certain provisions intended to ensure good governance.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Results of the 2022 Annual Stockholders’ Meeting

The final results of the vote taken for each proposal presented at the annual meeting of stockholders held on May 19, 2022 are as follows:

Proposal 1: Election of Directors.

Name	For	Against	Abstain	Broker Non-Votes
David Overton	36,892,630	648,709	65,979	6,059,499
Edie A. Ames	37,287,045	257,345	62,928	6,059,499
Alexander L. Cappello	36,794,153	745,365	67,800	6,059,499
Khanh Collins	37,315,629	228,361	63,328	6,059,499
Paul D. Ginsberg	37,304,510	236,239	66,569	6,059,499
Jerome I. Kransdorf	35,070,676	2,457,831	78,811	6,059,499
Janice L. Meyer	37,286,373	248,527	72,418	6,059,499
Laurence B. Mindel	35,659,317	1,880,623	67,378	6,059,499
David B. Pittaway	36,788,352	751,510	67,456	6,059,499
Herbert Simon	35,648,422	1,895,456	63,440	6,059,499

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm for Fiscal Year 2022.

For	Against	Abstain	Broker Non-Votes
43,542,882	84,878	39,057	0

Proposal 3: Approval of an Amendment to The Cheesecake Factory Incorporated Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
35,876,156	1,674,611	56,551	6,059,499

Proposal 4: Non-Binding Advisory Vote on Executive Compensation.

For	Against	Abstain	Broker Non-Votes
37,210,394	311,678	85,246	6,059,499

ITEM 8.01	OTHER EVENTS

Election of Lead Director

On May 18, 2022, subject to his re-election as a director by the Company’s stockholders at the 2022 annual meeting of stockholders, the independent directors of the Company re-elected Mr. Kransdorf as Lead Director of the Board, to serve in such capacity until the 2023 annual meeting of stockholders or his successor has been elected.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

10.1	The Cheesecake Factory Incorporated Stock Incentive Plan as amended by the Amendment

104.1	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2022	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Matthew E. Clark
Matthew E. Clark
Executive Vice President and Chief Financial Officer